UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C.  20549

FORM 8-K
CURRENT REPORT
Pursuant to Section 13 or 15(d)
of The Securities Exchange Act of 1934

Date of Report (earliest event reported): January 24, 2019 (January 18, 2019)

Hooper Holmes, Inc.
(Exact name of registrant as specified in its charter)

New York	001-09972	22-1659359
(State or other jurisdiction	(Commission File Number)	(IRS Employer
of incorporation)		Identification No.)

560 N. Rogers Road, Olathe, KS 66062
(Address of principal executive offices and zip code)

(913) 764-1045
Registrant’s telephone number, including area code

Not Applicable
(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):
☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))
Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 2.02    Results of Operations and Financial Condition.
The information disclosed under Item 8.01 of this report under "Monthly Operating Report" and "Cautionary Note Regarding Monthly Operating Report" is incorporated herein by reference.

Item 8.01    Other Events.
Monthly Operating Report
On January 18, 2019, the Company filed its monthly operating report for the period beginning December 1, 2018 and ending December 31, 2018 (the “Monthly Operating Report”) with the United States Bankruptcy Court for the Southern District of New York (the “Bankruptcy Court”). As previously disclosed, the Company has adopted a modified reporting program with respect to its reporting obligations under the federal securities laws, which the Company believes is consistent with the protection of its investors and creditors as set forth in the SEC’s Exchange Act Release No. 9660, dated June 30, 1972, and Staff Legal Bulletin Number 2, dated April 15, 1997. The Monthly Operating Report is attached hereto as Exhibit 99.1 and is incorporated herein by reference.

Cautionary Note Regarding Monthly Operating Report
The Company cautions investors and potential investors not to place undue reliance upon the information contained in the Monthly Operating Report, which was not prepared for the purpose of providing the basis for an investment decision relating to any of the securities of the Company. The Monthly Operating Report is limited in scope, covers a limited time period and has been prepared solely for the purpose of complying with the monthly reporting requirements applicable in the Company’s proceeding under Chapter 11 of the United States Bankruptcy Code (the “Bankruptcy Code”) in Case No. 18-23302 (RDD) (the “Bankruptcy Proceeding”). The Company is not required to publicly update the Monthly Operating Report to reflect more current facts or estimates or the occurrence of future events, including if the facts, estimates and assumptions upon which the Monthly Operating Report is based are erroneous. The Monthly Operating Report was not audited or reviewed by independent public accountants, does not contain all of the information and footnotes required by generally accepted accounting principles in the United States, and is subject to future adjustment and reconciliation. There can be no assurance that, from the perspective of an investor or potential investor in the Company’s securities, the Monthly Operating Report is complete. The Monthly Operating Report also contains information for periods which are shorter or otherwise different from those required in the Company’s reports pursuant to the Securities Exchange Act of 1934 (the “Exchange Act”), and such information might not be indicative of the Company’s financial condition or operating results for the period that would be reflected in the Company’s financial statements or in its reports pursuant to the Exchange Act. Results set forth in the Monthly Operating Report should not be viewed as indicative of future results.

Confirmation Hearing
The Bankruptcy Court has scheduled the confirmation hearing for the Company's Plan of Liquidation in the bankruptcy proceeding for January 31, 2019, at 10:00 am Eastern time before the Honorable Robert D. Drain, United States Bankruptcy Judge for the United States Bankruptcy Court for the Southern District of New York, 300 Quarropas Street, Room 249, White Plains, New York 10601. Information about the Company’s bankruptcy proceeding is available online at https://dm.epiq11.com/#/case/PRH/info.

Item 9.01     Financial Statements and Exhibits.

(a)	Exhibits

Exhibit No.	Description
99.1	Monthly Operating Report for the period beginning December 1, 2018 and ending December 31, 2018

SIGNATURE
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

HOOPER HOLMES, INC.

Dated: January 24, 2019	By:	/s/ Mark Clermont
Mark Clermont
President